UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 4, 2005

FRANKLIN COVEY CO.

(Exact name of registrant as specified in its charter)

Utah	1-11107	87-0401551

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 West Parkway Boulevard
Salt Lake City, Utah 84119-2099
(Address of principal executive offices including zip code)

(Registrant's telephone number, including area code) (801) 817-1776

(Former name or former address, if changed since last report) Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

1.  Franklin Covey Co. 2004 Non-Employee Directors’ Stock Incentive Plan

On November 12, 2004, the Board of Directors of Franklin Covey Co. (the “Company”) adopted the Franklin Covey Co. 2004 Non-Employee Directors’ Stock Incentive Plan (the “Plan”). The shareholders of the Company approved the Plan on March 4, 2005. The Plan authorizes incentive awards in the form of options, restricted stock and deferred stock grants (the “Awards”). There are 300,000 shares of common stock of the Company reserved for grants pursuant to the Plan (subject to adjustment in accordance with the provisions of the Plan). The Plan is intended to encourage ownership in the Company by members of the Board of Directors of the Company who are not employees of the Company. The Plan will commence on March 31, 2005 and will have a duration of ten (10) years unless terminated sooner by the Board of Directors of the Company. Except for actions specifically reserved to the full Board of Directors, the Plan is administered by the Organization and Compensation Committee (the “Committee”) of the Company, and the Committee has authority to determine the terms and provisions of the Awards made pursuant to the Plan.

Pursuant to the terms of the Plan, the Company will automatically award to each eligible director on March 31 of each year a formula grant consisting of restricted shares having an aggregate fair market value of $27,500 on the date of grant, rounded up to the nearest whole share. The Board of Directors may grant additional Awards to eligible directors in its discretion. However, an annual aggregate limit of shares (including options, restricted stock and deferred stock) having an aggregate fair market value of $37,500 is set for grants during each calendar year to any individual director.

The foregoing summary of the Plan is subject to, and qualified in its entirety by, the Franklin Covey Co. 2004 Non-Employee Directors’ Stock Incentive Plan attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

2.  Forms of Award Agreements

On November 11, 2004, the Committee approved Forms of Option Agreements and Restricted Stock Agreements. These forms will be used to evidence grants of Awards made pursuant to the Plan. The full text of the forms of each Award agreement is attached hereto as Exhibits 99.2 and 99.3 and is incorporated herein by reference. The foregoing summary is qualified in its entirety by, and should be read in conjunction with, such exhibits.

Item 9.01. Financial Statements and Exhibits.

       (c)  Exhibits

          99.1 Franklin Covey Co. 2004 Non-Employee Directors’ Stock Incentive Plan

            99.2 Form of Option Agreement

            99.3 Form of Restricted Stock Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN COVEY CO.
Date: March 25, 2005
	By:	/s/ VAL J. CHRISTENSEN
	Name:	Val J. Christensen
	Title:	Executive Vice President

EXHIBIT INDEX

99.1 Franklin Covey Co. 2004 Non-Employee Directors’ Stock Incentive Plan

99.2 Form of Option Agreement

99.3 Form of Restricted Stock Agreement